UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

KKR Infrastructure Conglomerate LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56484	92-0477563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Management Agreement

On September 25, 2023, KKR Infrastructure Conglomerate LLC (the “Company”) entered into an Amended and Restated Management Agreement (the “A&R Management Agreement”) with KKR DAV Manager LLC (the “Manager”).

The amendment and restatement effects certain changes, including, among other things, the addition of the Company’s Class R-D Shares and Class R-S Shares.

The Manager is an indirect subsidiary of KKR & Co. Inc. and an affiliate of the Company.

The foregoing summary description of the A&R Management Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Management Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Dealer-Manager Agreement

On September 25, 2023, the Company entered into an Amended and Restated Dealer-Manager Agreement (the “A&R Dealer-Manager Agreement”) with KKR Capital Markets LLC (the “Dealer-Manager”) to account for the authorization of the Class R-S Shares (as described in Item 5.03 to this Current Report on Form 8-K).

Pursuant to the A&R Dealer-Manager Agreement, the Dealer-Manager will solicit sales of the Company’s shares authorized for issue in accordance with the Company’s confidential Private Placement Memorandum (the “PPM”) and will provide certain administrative and shareholder services to the Company, subject to the terms and conditions set forth in the A&R Dealer-Manager Agreement. The Dealer-Manager will receive certain front-end sales charges, distribution fees, servicing fees and certain other fees as described in the PPM.

The Dealer-Manager is an indirect subsidiary of KKR & Co. Inc. and an affiliate of the Company.

The foregoing summary description of the A&R Dealer-Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Dealer-Manager Agreement, a copy of which is included as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

As of September 1, 2023, the Company issued and sold the following unregistered shares (the “Investor Shares”) of the Company (with the final number of shares being determined on September 22, 2023) to third party investors for cash:

Class	Number of Shares Sold(1)	Aggregate Consideration(1)
Class U Shares	6,209,544	$163,763,185	(2)
Class R Shares	3,760,523	$98,489,590
Class D Shares	1,145	$30,000
Class I Shares	30,884	$809,000

(1)	Share and dollar amounts are rounded to the nearest whole number.
(2)	Includes brokerage commissions of $1,253,205 in the aggregate.

The offer and sale of the Investor Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Limited Liability Company Agreement

On September 25, 2023, the Company executed its Third Amended and Restated Limited Liability Company Agreement (the “Third A&R LLCA”), which amended and restated the Company’s Second Amended and Restated Limited Liability Company Agreement, dated as of May 26, 2023.

The amendment and restatement effects certain changes, including, among other things, (i) the addition of Class R-S Shares (as described in further detail below) and the removal of the automatic conversion feature of the Class R-D Shares and (ii) the removal of the requirement for a distribution payment date to occur within 60 days of the related record date for such distribution.

Class R-S Shares

Class R-S Shares have equal rights and privileges with the Company’s Class S, Class D, Class U, Class I, Class R-D and Class R Shares, except that Class S and Class R-S Shares pay a sales load and dealer manager fee; Class S, Class R-S and Class U Shares pay a distribution fee; Class R and Class I Shares do not pay a servicing fee and Class U, Class R-D, Class R-S and Class R Shares pay a lower management fee rate.

Class R-S Shares are not entitled to nominate, remove or participate in the appointment of directors of the Company.

Each Class R-S Share held by a shareholder shall automatically and without any action on the part of the shareholder, the Company’s Board of Directors (the “Board”) or any other person thereof convert into a number of Class S Shares equal to the number of Class R-S Shares held by such shareholder multiplied by the Class R-S Conversion Rate (defined below) if the aggregate amount of shares held or subscribed for by holders of the Company’s shares in connection with a specific intermediary is less than $100 million after the 12-month period following June 1, 2023. “Class R-S Conversion Rate” means a fraction, the numerator of which is the net asset value (“NAV”) per share of Class R-S Shares and the denominator of which is the NAV per share of Class S Shares.

The foregoing summary description of the Third A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Third A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 25, 2023, by a written consent, KKR Group Assets Holdings III L.P., the Company’s Class G Member and an indirect subsidiary of KKR & Co. Inc., approved the Third A&R LLCA described under Item 5.03 of this Current Report on Form 8-K.

Item 8.01	Other Events.

Share Repurchase Plan

On September 25, 2023, the Board adopted a revised Share Repurchase Plan to reflect the addition of Class R-S Shares as described above.

The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	A&R Management Agreement

1.2	A&R Dealer-Manager Agreement

3.1	Third Amended and Restated Limited Liability Company Agreement

4.1	Share Repurchase Plan

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Infrastructure Conglomerate LLC

By:	/s/ Sung Bum Cho
Name:	Sung Bum Cho
Title:	General Counsel & Secretary

Date: September 28, 2023